                           SHAREHOLDER MEETING REPORT

A special Meeting of the Funds' shareholders was held on December 17, 2010; at this meeting the shareholders were asked to vote on the election of ten directors to the Board of Directors and the approval of the New Advisory
Agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

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                                           NUVEEN                                   NUVEEN          NUVEEN MINNESOTA    NUVEEN MINNESOTA                     NUVEEN NEBRASKA                          NUVEEN OREGON
                                       CALIFORNIA TAX    NUVEEN COLORADO TAX   INTERMEDIATE TAX       INTERMEDIATE       MUNICIPAL BOND    NUVEEN MISSOURI   MUNICIPAL BOND    NUVEEN OHIO TAX   INTERMEDIATE MUNICIPAL   NUVEEN SHORT TAX   NUVEEN TAX FREE
                                         FREE FUND           FREE FUND            FREE FUND       MUNICIPAL BOND FUND         FUND         TAX FREE FUND          FUND           FREE FUND             BOND FUND             FREE FUND            FUND
                                        Common Shares       Common Shares        Common Shares        Common Shares       Common Shares     Common Shares     Common Shares     Common Shares         Common Shares         Common Shares     Common Shares
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APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

Robert P. Bremner
For                                           9,584,863             6,022,737          72,812,619            22,920,630        14,653,464        13,981,128         4,045,243         6,231,991                15,936,945        31,575,522        47,680,035
Withhold                                         21,138                     -              26,838                97,761           552,773            45,234            14,472            10,298                    36,884                 -           117,031
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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Jack B. Evans
For                                           9,584,863             6,022,737          72,809,678            22,959,263        14,653,464        13,981,996         4,045,243         6,231,991                15,936,945        31,575,522        47,687,836
Withhold                                         21,138                     -              29,779                59,128           552,773            44,366            14,472            10,298                    36,884                 -           109,230
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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William C. Hunter
For                                           9,584,863             6,022,737          72,809,678            22,959,263        14,653,464        13,981,996         4,045,243         6,231,991                15,936,945        31,575,522        47,680,035
Withhold                                         21,138                     -              29,779                59,128           552,773            44,366            14,472            10,298                    36,884                 -           117,031
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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David J. Kundert
For                                           9,584,863             6,022,737          72,812,619            22,920,630        14,653,464        13,981,128         4,045,243         6,231,991                15,936,945        31,575,522        47,680,035
Withhold                                         21,138                     -              26,838                97,761           552,773            45,234            14,472            10,298                    36,884                 -           117,031
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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William J. Schneider
For                                           9,584,863             6,022,737          72,812,619            22,920,630        14,653,464        13,981,996         4,045,243         6,231,991                15,936,945        31,575,522        47,678,611
Withhold                                         21,138                     -              26,838                97,761           552,773            44,366            14,472            10,298                    36,884                 -           118,455
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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Judith M. Stockdale
For                                           9,584,863             6,022,737          72,812,099            22,954,140        14,653,464        13,981,996         4,045,243         6,231,991                15,946,994        31,575,522        47,680,035
Withhold                                         21,138                     -              27,358                64,251           552,773            44,366            14,472            10,298                    26,835                 -           117,031
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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Carole E. Stone
For                                           9,584,863             6,022,737          72,812,099            22,959,263        14,653,464        13,981,996         4,045,243         6,231,991                15,946,994        31,575,522        47,680,035
Withhold                                         21,138                     -              27,358                59,128           552,773            44,366            14,472            10,298                    26,835                 -           117,031
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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Virginia L. Stringer
For                                           9,584,863             6,022,737          72,809,042            22,915,507        14,653,464        13,981,128         4,045,243         6,231,991                15,946,994        31,575,522        47,685,775
Withhold                                         21,138                     -              30,415               102,884           552,773            45,234            14,472            10,298                    26,835                 -           111,291
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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Terence J. Toth
For                                           9,584,863             6,022,737          72,815,675            22,959,263        14,653,464        13,985,592         4,045,243         6,231,991                15,936,945        31,575,522        47,678,611
Withhold                                         21,138                     -              23,782                59,128           552,773            40,770            14,472            10,298                    36,884                 -           118,455
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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John P. Amboian
For                                           9,584,863             6,022,737          72,815,675            22,954,140        14,653,464        13,985,592         4,045,243         6,231,991                15,936,945        31,575,522        47,680,116
Withhold                                         21,138                     -              23,782                64,251           552,773            40,770            14,472            10,298                    36,884                 -           116,950
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Total                                         9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH NUVEEN ASSET MANAGEMENT AND
AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT AND NUVEEN
ASSET MANAGEMENT, LLC.

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   For                                        7,628,557             4,924,164          68,881,210            19,537,687         8,409,806        12,195,273         3,241,179         5,928,705                13,552,722        30,630,083        43,529,911
   Against                                       21,138                32,152              90,068                41,211           177,157           142,212             4,581             1,971                    10,580             1,258            56,995
   Abstain                                        2,990                25,835              59,755                48,161           350,276            14,876            20,216            3,765                    129,457            11,927            58,675
   Non-Vote                                   1,953,316             1,040,586           3,808,424             3,391,332         6,268,998         1,674,001           793,739           307,848                 2,281,070           932,254         4,151,485
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      Total                                   9,606,001             6,022,737          72,839,457            23,018,391        15,206,237        14,026,362         4,059,715         6,242,289                15,973,829        31,575,522        47,797,066
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